Dec. 28, 2022
U.S. Treasury Fund
U.S. Treasury Fund

CAVANAL HILL FUNDS

Supplement dated May 18, 2023

to the

U.S. Treasury Fund Prospectus and

the Statement of Additional Information, each dated December 28, 2022

On April 28, 2023, the Board of Trustees of Cavanal Hill Funds approved a plan to liquidate and terminate the U.S. Treasury Fund (the “Fund”) Service Shares share class (the “Service Class”), upon the recommendation of Cavanal Hill Investment Management. Inc., the Fund’s investment adviser.

Effective May 18, 2023, the Service Class of the Fund will be closed to new investors and shareholder accounts. Furthermore, beginning July 15, 2023, Service Class shareholders will be prohibited from transacting in Service Class shares with the exception of redemptions of such shares. It is anticipated the Service Class will liquidate on or about August 1, 2023. On the liquidation date, the Fund will redeem all outstanding shares of the Service Class at the net asset value of such shares. The Fund will distribute cash or in-kind pro rata to all Service Class shareholders who have not previously redeemed all of their shares on or about August 1, 2023 (the “Liquidation Date”). These distributions may be taxable events.

Shareholders may redeem Service Class shares of the Fund at any time prior to the Liquidation Date. No sales charges, redemption or termination fees will be imposed in connection with such redemptions. In general, redemptions are taxable events for shareholders.

If you own Service Class shares of the Fund in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation of the Service Class and determine its tax consequences. For more information, please contact us at 1-800-762-7085.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.